EXECUTION COPY



                    SIMON DEBARTOLO GROUP, L.P.
                              ISSUER

                                AND

                    SIMON PROPERTY GROUP, L.P.
                             GUARANTOR

                                TO

                     THE CHASE MANHATTAN BANK
                              TRUSTEE


                       ____________________


                   THIRD SUPPLEMENTAL INDENTURE

                     DATED AS OF MAY 15, 1997

                       ____________________


          FIXED RATE AND FLOATING RATE MEDIUM-TERM NOTES
            DUE NINE MONTHS OR MORE FROM DATE OF ISSUE


                     SUPPLEMENT TO INDENTURE,
                  DATED AS OF NOVEMBER 26, 1996,
                               AMONG
                   SIMON DEBARTOLO GROUP, L.P.
                    SIMON PROPERTY GROUP, L.P.
                               AND
                     THE CHASE MANHATTAN BANK,
                            AS TRUSTEE

          THIRD SUPPLEMENTAL INDENTURE, dated as of May 15, 1997, among SIMON DEBARTOLO GROUP, L.P., a Delaware limited partnership (the "Issuer" or the "Operating Partnership"), having its principal offices at National City Center, 115 West Washington Street, Suite 15 East, Indianapolis, Indiana 46204, SIMON PROPERTY GROUP, L.P., a Delaware limited partnership (the "Guarantor") having its principal offices at National City Center, 115 West Washington Street, Suite 15 East, Indianapolis, Indiana 46204 and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (the "Trustee"), having its Corporate Trust Office at 450 West 33rd Street, 15th Floor, New York, New York 10001.


                             RECITALS

          WHEREAS, the Issuer executed and delivered its Indenture (the "Original Indenture"), dated as of November 26, 1996, to the Trustee to issue from time to time for its lawful purposes debt securities evidencing its unsecured and unsubordinated indebtedness issued under the Original Indenture;

          WHEREAS, the Guarantor executed and delivered the Original Indenture to the Trustee to guarantee the due and punctual payment of principal of, premium, if any, interest on, and any other amounts with respect to, each series of debt securities evidencing the unsecured and unsubordinated indebtedness of the Issuer, issued under the Original Indenture, when and as the same shall become due and payable, whether on an interest payment date, a maturity date, on redemption, by declaration of acceleration or otherwise;

          WHEREAS, the Original Indenture provides that by means of a supplemental indenture, the Issuer may create one or more series of its debt securities, which shall be guaranteed by the Guarantor, and establish the form and terms and conditions thereof;

          WHEREAS, the Issuer intends by this Third  Supplemental Indenture
(i) to create a series of debt securities, to be issued from time to time, in an aggregate principal amount not to exceed $300,000,000, entitled "Medium-Term Notes Due Nine Months or More From Date of Issue" (the "Notes"); and (ii) to establish the form and the terms and conditions of such Notes;

          WHEREAS, the Guarantor intends by this Third Supplemental Indenture to guarantee the due and punctual payment of principal of, premium, if any, interest on, and any other amounts with respect to, the Notes, when and as the same shall become due and payable, whether on an interest payment date, a maturity date, on redemption, by declaration of acceleration or otherwise (the "Guarantee");

          WHEREAS, the Board of Directors of SD Property Group, Inc., the managing general partner of the Issuer (the "General Partner"), has approved the creation of the Notes and the forms, terms and conditions thereof;

          WHEREAS, the Board of Directors of Simon DeBartolo Group, Inc., the sole general partner of the Guarantor, has approved the creation of the Guarantee and the forms, terms and conditions thereof; and

          WHEREAS, all actions required to be taken under the Original Indenture with respect to this Third Supplemental Indenture have been taken.

          NOW, THEREFORE IT IS AGREED:


                            ARTICLE ONE

            DEFINITIONS, CREATION, FORMS AND TERMS AND
                      CONDITIONS OF THE NOTES

          SECTION 1.01 DEFINITIONS. Capitalized terms used in this Third Supplemental Indenture and not otherwise defined shall have the meanings ascribed to them in the Original Indenture. Certain terms, used principally in Article Two of this Third Supplemental Indenture, are defined in that Article. In addition, the following terms shall have the following meanings to be equally applicable to both the singular and the plural forms of the terms defined:

          "FIXED RATE NOTES" means the Issuer's Fixed Rate Notes due nine months or more from date of issue, a form of which is attached hereto as EXHIBIT A.

          "FLOATING RATE NOTES" means the Issuer's Floating Rate Notes due nine months or more from date of issue, a form of which is attached hereto as EXHIBIT B.

          "INDENTURE" means the Original Indenture as supplemented by this Third Supplemental Indenture.

          "PRICING SUPPLEMENT" means a pricing supplement to the Prospectus, dated November 21, 1996, as supplemented by the Prospectus Supplement, dated May 15, 1997, setting forth the terms of the applicable Notes.

          SECTION 1.02 CREATION OF THE NOTES. In accordance with Section 301 of the Original Indenture, the Issuer hereby creates the Notes as a separate series of its Securities issued pursuant to the Indenture. The Notes shall be issued from time to time in an aggregate principal amount not to exceed $300,000,000.

          SECTION 1.03 FORM OF THE NOTES. Each Note will be issued in fully registered book-entry form or in certificated form, as specified in the applicable Pricing Supplement. The Fixed Rate Notes shall be substantially in the form of EXHIBIT A attached hereto and the Floating Rate Notes shall be substantially in the form of EXHIBIT B attached hereto.

          SECTION 1.04 TERMS AND CONDITIONS OF THE NOTES. The Notes shall be governed by all the terms and conditions of the Indenture, including, without limitation, the terms and conditions set forth in the forms of Note referred to in Section 1.03 above, as the same may be supplemented or, to the extent allowed by the Indenture, modified by the additional or different terms and conditions established from time to time with respect to the Notes either in Board Resolutions of the General Partner or by action of authorized officers of the General Partner and, in either such case, such additional or different terms and conditions shall be set forth in the Notes and the related Pricing Supplement. All such terms and conditions set forth in such Notes and in such Pricing Supplement are incorporated by reference into this Third Supplemental Indenture. In addition, the provisions of Article 14, and the Guarantee provisions of
Article 17 of the Original Indenture shall apply to the Notes.



                            ARTICLE TWO

            COVENANTS FOR BENEFIT OF HOLDERS OF NOTES.

          SECTION 2.01 COVENANTS FOR BENEFIT OF HOLDERS OF NOTES. The Operating Partnership covenants and agrees, for the benefit of the Holders of the Notes, as follows:

          (A) LIMITATIONS ON INCURRENCE OF DEBT. The Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt (as defined below), other than intercompany debt (representing Debt to which the only parties are the Company, the Operating Partnership and any of their Subsidiaries (but only so long as such Debt is held solely by any of the Company, the Operating Partnership and any Subsidiary) that is subordinate in right of payment to the Notes), if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt would be greater than 60% of the sum of (i) the Operating Partnership's Adjusted Total Assets (as defined below) as of the end of the fiscal quarter prior to the incurrence of such additional Debt and
               (ii) any increase in Adjusted Total Assets from the end of such quarter including, without limitation, any pro forma increase from the application of the proceeds of such additional Debt.

          In addition to the foregoing limitation on the incurrence of Debt, the Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt secured by any mortgage, lien, pledge, encumbrance or security interest of any kind upon any of the property of the Operating Partnership or any Subsidiary ("Secured Debt"), whether owned at the date of the Indenture or thereafter acquired, if, immediately after giving effect to the incurrence of such additional Secured Debt, the aggregate principal amount of all outstanding Secured Debt is greater than 55% of the sum of (i) the Operating Partnership's Adjusted Total Assets as of the end of the fiscal quarter prior to the incurrence of such additional Secured Debt and (ii) any increase in Adjusted Total Assets from the end of such quarter including, without limitation, any pro forma increase from the application of the proceeds of such additional Secured Debt.

          In addition to the foregoing limitations on the incurrence of Debt, the Operating Partnership will not, and will not permit any
Subsidiary to, incur any Debt if the ratio of Annualized EBITDA After Minority Interest to Interest Expense (in each case as defined below) for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred shall have been less than 1.75 to 1 on a pro forma basis after giving effect to the incurrence of such Debt and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred since the first day of such four-quarter period had been incurred, and the proceeds therefrom had been applied (to whatever purposes such proceeds had been applied as of the date of calculation of such ratio), at the beginning of such period, (ii) any other Debt that has been repaid or retired since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period), (iii) any income earned as a result of any assets having been placed in service since the end of such four-quarter period had been earned, on an annualized basis, during such period, and (iv) in the case of any acquisition or disposition by the Operating Partnership, any Subsidiary or any unconsolidated joint venture in which the Operating Partnership or any Subsidiary owns an interest, of any assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition and any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.

          For purposes of the foregoing provisions regarding the limitations on the incurrence of Debt, Debt shall be deemed to be "incurred" by the Operating Partnership, its Subsidiaries and by any unconsolidated joint venture, whenever the Operating Partnership, any Subsidiary, or any unconsolidated joint venture, as the case may be, shall create, assume, guarantee or otherwise become liable in respect thereof.

          (B) MAINTENANCE OF UNENCUMBERED ASSETS. The Operating Partnership is required to maintain Unencumbered Assets (as defined below) of not less than 150% of the aggregate outstanding principal amount of the Unsecured Debt (as defined below) of the Operating Partnership.

          (C) JUDGMENTS. The Issuer will indemnify the Holder of any Note against any loss incurred by such Holder as a result of any judgment or order being given or made for any amount due under such Note and such judgment or order requiring payment in a currency or composite currency (the "Judgment Currency") other than the Specified Currency, and as a result of any variation between (i) the rate of exchange at which the Specified Currency amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which the Holder of such Note, on the date of payment of such judgment or order, is able to purchase the Specified Currency with the amount of the Judgment Currency actually received by such Holder, as the case may be.

          Section 2.02 DEFINITIONS. As used in this Article Two, the following terms shall have the following meanings:

          "ADJUSTED TOTAL ASSETS" as of any date means the sum of (i) the amount determined by multiplying the sum of the shares of common stock of the Company (as defined below) issued in the initial public offering of the Company (the "IPO") and the units of the Operating Partnership not held by the Company outstanding on the date of the IPO, by $22.25 (the "IPO Price"), (ii) the principal amount of the outstanding consolidated debt of the Company on the date of the IPO, less any portion applicable to minority interests, (iii) the Operating Partnership's allocable portion, based on its ownership interest, of outstanding indebtedness of unconsolidated joint ventures on the date of the IPO, (iv) the purchase price or cost of any real estate assets acquired (including the value, at the time of such acquisition, of any units of the Operating Partnership or shares of common stock of the Company issued in connection therewith) or developed after the IPO by the Operating Partnership or any Subsidiary, less any portion attributable to minority interests, plus the Operating Partnership's allocable portion, based on its ownership interest, of the purchase price or cost of any real estate assets acquired or developed after the IPO by any unconsolidated joint venture, (v) the value of the Merger (as defined in the Issuer's Prospectus, dated November 21, 1996) compiled as the sum of
(a) the purchase price including all related closing costs and (b) the value of all outstanding indebtedness less any portion attributable to minority interests, including the Operating Partnership's allocable portion, based on its ownership interest, of outstanding indebtedness of unconsolidated joint ventures at the Merger date, and (vi) working capital of the Operating Partnership; subject, however, to reduction by the amount of the proceeds of any real estate assets disposed of after the IPO by the Operating Partnership or any Subsidiary, less any portion applicable to minority interests, and by the Operating Partnership's allocable portion, based on its ownership interest, of the proceeds of any real estate assets disposed of after the IPO by unconsolidated joint ventures.

          "ANNUALIZED EBITDA" means earnings before interest, taxes, depreciation and amortization for all properties with other adjustments as are necessary to exclude the effect of items classified as extraordinary items in accordance with generally accepted accounting principles, adjusted to reflect the assumption that (i) any income earned as a result of any assets having been placed in service since the end of such period had been earned, on an annualized basis, during such period, and (ii) in the case of any acquisition or disposition by the Operating Partnership, any Subsidiary or any unconsolidated joint venture in which the Operating Partnership or any Subsidiary owns an interest, of any assets since the first day of such period, such acquisition or disposition and any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition.

          "ANNUALIZED EBITDA AFTER MINORITY INTEREST" means Annualized EBITDA after distributions to third party joint venture partners.

          "COMPANY"   means   Simon   DeBartolo  Group,  Inc.,  a  Maryland
corporation and a general partner of the Operating Partnership and the sole general partner of the Guarantor.

          "DEBT" means any indebtedness of the Operating Partnership and its Subsidiaries on a consolidated basis, less any portion attributable to minority interests, plus the Operating Partnership's allocable portion, based on its ownership interest, of indebtedness of unconsolidated joint ventures, in respect of (i) borrowed money evidenced by bonds, notes, debentures or similar instruments, as determined in accordance with generally accepted accounting principles, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Operating Partnership or any Subsidiary directly, or indirectly through unconsolidated joint ventures, as determined in accordance with generally accepted accounting principles,
(iii) reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable and
(iv) any lease of property by the Operating Partnership or any Subsidiary as lessee which is reflected in the Operating Partnership's consolidated balance sheet as a capitalized lease or any lease of property by an unconsolidated joint venture as lessee which is reflected in such joint venture's balance sheet as a capitalized lease, in each case, in accordance with generally accepted accounting principles; provided, that Debt also includes, to the extent not otherwise included, any obligation by the Operating Partnership or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise, items of indebtedness of another Person (other than the Operating Partnership or any Subsidiary) described in clauses (i) through (iv) above (or, in the case of any such obligation made jointly with another Person, the Operating Partnership's or Subsidiary's allocable portion of such obligation based on its ownership interest in the related real estate assets).

          "INTEREST EXPENSE" includes the Operating Partnership's pro rata share of joint venture interest expense and is reduced by amortization of debt issuance costs.

          "SPECIFIED CURRENCY" means, with respect to any Note, the currency or composite currency in which such Note is denominated (or, if such currency or composite currency is no longer legal tender for the payment of public and private debts, such other currency or composite currency of the relevant country which is then legal tender for the payment of such debts).

          "UNENCUMBERED  ANNUALIZED EBITDA AFTER MINORITY  INTEREST"  means
Annualized  EBITDA  After  Minority   Interest  less  any  portion  thereof
attributable to assets serving as collateral for Secured Debt.

          "UNENCUMBERED ASSETS" as of any date shall be equal to Adjusted Total Assets as of such date multiplied by a fraction, the numerator of which is Unencumbered Annualized EBITDA After Minority Interest and the denominator of which is Annualized EBITDA After Minority Interest.

          "UNSECURED DEBT" means Debt which is not secured by any mortgage, lien, pledge, encumbrance or security interest of any kind.


                           ARTICLE THREE

                              TRUSTEE

          SECTION 3.01 TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Third Supplemental Indenture or the due execution thereof by the
Issuer. The recitals of fact contained herein shall be taken as the statements solely of the Issuer and the Guarantor, and the Trustee assumes no responsibility for the correctness thereof.



                           ARTICLE FOUR

                     MISCELLANEOUS PROVISIONS

          SECTION 4.01 RATIFICATION OF ORIGINAL INDENTURE. This Third Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and as supplemented and modified hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Third Supplemental Indenture shall be read, taken and construed as one and the same instrument.

          SECTION 4.02   EFFECT  OF  HEADINGS.   The  Article  and  Section
headings herein are for convenience only and shall not affect the construction hereof.

          SECTION 4.03   SUCCESSORS  AND  ASSIGNS.    All   covenants   and
agreements in this Third Supplemental Indenture by the Issuer and Guarantor shall bind their successors and assigns, whether so expressed or not.

          SECTION 4.04 SEPARABILITY CLAUSE. In case any one or more of the provisions contained in this Third Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 4.05 GOVERNING LAW. This Third Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York. This Third Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended that are required to be part of this Third Supplemental Indenture and shall, to the extent applicable, be governed by such provisions.

          SECTION 4.06 COUNTERPARTS. This Third Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                              * * * *
          IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.


                              SIMON DEBARTOLO GROUP, L.P.

                              By: SD Property Group, Inc.,
                                   its managing general partner

                                   By:  _________________________
                                        Name:
                                        Title:
Attest:

______________________________
Name:
Title:


                              SIMON PROPERTY GROUP, L.P.

                              By: Simon DeBartolo Group, Inc.,
                                   its sole general partner

                                   By:  _________________________
                                        Name:
                                        Title:
Attest:

______________________________
Name:
Title:

                              THE CHASE MANHATTAN BANK
                                as Trustee

                                   By:  _________________________
                                        Name:
                                        Title:
Attest:

______________________________
Name:
Title:

                                                        EXHIBIT A

                          [FACE OF NOTE]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. (1)

UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR. (2)
____________________
(1)  This paragraph applies to global Notes only.
(2)  This paragraph applies to global Notes only.



REGISTERED                                             REGISTERED
NO. FXR - [__________]                           PRINCIPAL AMOUNT
CUSIP NO. [_________]                             $[            ]

                    SIMON DEBARTOLO GROUP, L.P.

                         MEDIUM-TERM NOTE
                           (Fixed Rate)

ORIGINAL ISSUE DATE:
INTEREST RATE:    %
STATED MATURITY DATE:
INTEREST PAYMENT DATE(S):
  [ ] _______ and _______
  [ ] Other:
INITIAL REDEMPTION DATE:
INITIAL REDEMPTION PERCENTAGE:   %
ANNUAL REDEMPTION PERCENTAGE REDUCTION:     %

OPTIONAL REPAYMENT DATE(S):
REPAYMENT PRICE:    %

[ ] CHECK IF A DISCOUNT NOTE:
Issue Price:   %


SPECIFIED CURRENCY:                AUTHORIZED DENOMINATION:
[ ] United States dollars          [ ]  $1,000 and integral
[ ] Other:                              multiples thereof
                                   [ ]  Other:

ISSUE PRICE:                                 EXCHANGE RATE AGENT:

OTHER/ADDITIONAL PROVISIONS:       ADDENDUM ATTACHED
                                             [ ]  Yes
                                             [ ]  No

     SIMON DEBARTOLO GROUP, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $______________ on the Stated Maturity Date specified above (or any Redemption Date or Repayment Date, each as defined on the reverse hereof or upon any declaration of acceleration) (each such Stated Maturity Date, Redemption Date, Repayment Date or declaration of acceleration being hereinafter referred to as the "Maturity Date" with respect to the principal repayable on such date) and to pay interest thereon, at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment. The Issuer will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date; PROVIDED, HOWEVER, that if the Original Issue Date occurs between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date to the Holder of this Note on the Record Date with respect to such second Interest Payment Date. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

     Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an "Interest Period"). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the fifteenth calendar day (whether or not a Business Day, as defined below) immediately preceding such Interest Payment Date (the "Record Date"); PROVIDED, HOWEVER, that interest payable on the Maturity Date will be payable to the Person to whom the principal hereof and premium, if any, hereon shall be payable. Any such interest not so punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the Holder on any Record Date, and shall be paid to the Person in whose name this Note is registered in the Security Register applicable to this Note at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee hereinafter referred to, notice whereof shall be given to the Holder of this Note by the Trustee not less than 10 calendar days prior to such Special Record Date or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided for in the Indenture.

     Payments of principal of, premium, if any, and interest in respect of this Note due on the Maturity Date will be made in immediately available funds upon presentation and surrender of this Note (and, with respect to any applicable Repayment Date, a duly completed election form as contemplated on the reverse hereof) at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, or at such other paying agency in the Borough of Manhattan, The City of New York which is maintained by the Trustee where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or Simon Property Group, L.P. (the "Guarantor") in respect of the Notes or the Indenture may be made, as the Issuer may determine; PROVIDED, HOWEVER, that if such payment is to be made in a Specified Currency other than United States dollars as set forth below, such payment will be made by wire transfer of immediately available funds to an account with a bank designated by the Holder hereof at least 15 calendar days prior to the Maturity Date, provided that such bank has appropriate facilities therefor and that this Note (and, if applicable, a duly completed repayment election form) is presented and surrendered at the aforementioned office of the Trustee in time for the Trustee to make such payment in such funds in accordance with its normal procedures. Payment of interest due on any Interest Payment Date other than the Maturity Date will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register maintained at the aforementioned office of the Trustee; PROVIDED, HOWEVER, that a Holder of U.S.$10,000,000 (or, if the Specified Currency specified above is other than United States dollars, the equivalent thereof in the Specified Currency) or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) will be entitled to receive interest payments on such Interest Payment Date by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.

     If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the date of such payment on the next succeeding Business Day.

     As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York; PROVIDED, HOWEVER, that if the Specified Currency is other than United States dollars and any payment is to be made in the Specified Currency in accordance with the provisions hereof, such day is also not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency (or, in the case of European Currency Units ("ECU"), is not a day that appears as an ECU non-settlement day on the display designated as "ISDE" on the Reuter Monitor Money Rates Service (or a day so designated by the ECU Banking Association) or, if ECU non-settlement days do not appear on that page (and are not so designated), is not a day on which payments in ECU cannot be settled in the international interbank market). "Principal Financial Center" means the capital city of the country issuing the Specified Currency (except as described in the immediately preceding sentence with respect to ECUs) except that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire, Swiss francs and ECU's, the "Principal Financial Center" shall be The City of New York, Sydney, Toronto, Frankfurt, Amsterdam, Milan, Zurich and Luxembourg, respectively.

     The Issuer is obligated to make payment of principal of, premium, if any, and interest in respect of this Note in the Specified Currency (or, if the Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued the Specified Currency as at the time of such payment is legal tender for the payment of such debts). If the Specified Currency is other than United States dollars, any such amounts so payable by the Issuer will be converted by the Exchange Rate Agent specified above into United States dollars for payment to the Holder of this Note; PROVIDED, HOWEVER, that the Holder of this Note may elect to receive such amounts in such Specified Currency pursuant to the provisions set forth below.

     If the Specified Currency is other than United States dollars and the Holder of this Note shall not have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency, any United States dollar amount to be received by the Holder of this Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Issuer for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments. If three such bid quotations are not available, payments on this Note will be made in the Specified Currency unless the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Issuer.

     If the Specified Currency is other than United States dollars, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this
Note in the Specified Currency by submitting a written request for such payment to the Trustee at its corporate trust office in The City of New York on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. Such written request may be mailed or hand delivered or sent by facsimile transmission. The Holder of this Note may elect to receive all or a specified portion of all future payments in the Specified Currency in respect of such principal, premium, if any, and/or interest and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be.

     If the Specified Currency is other than United States dollars or a composite currency and the Holder of this Note shall have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency and if the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Issuer, the Issuer will be entitled to satisfy its obligations to the Holder of this Note by making such payment in United States dollars on the basis of the Market Exchange Rate (as defined below) computed by the Exchange Rate Agent on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate or as otherwise specified on the face hereof. The "Market Exchange Rate" for the Specified Currency means the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency as certified for customs purposes by (or if not so certified, as otherwise determined by) the Federal Reserve Bank of New York. Any payment made under such circumstances in United States dollars will not constitute an Event of Default.

     If the Specified Currency is a composite currency and the Holder of this Note shall have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency and if such composite currency is unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Issuer, then the Issuer will be entitled to satisfy its obligations to the Holder of this Note by making such payment in United States dollars. The amount of each payment in United States dollars shall be computed by the Exchange Rate Agent on the basis of the equivalent of the composite currency in United States dollars. The component currencies of the composite currency for this purpose (collectively, the "Component Currencies" and each, a "Component Currency") shall be the currency amounts that were components of the composite currency as of the last day on which the composite currency was used. The equivalent of the composite currency in United States dollars shall be calculated by aggregating the United States dollar equivalents of the Component Currencies. The United States dollar equivalent of each of the Component Currencies shall be determined by the Exchange Rate Agent on the basis of the most recently available Market Exchange Rate for each such Component Currency computed by the Exchange Rate Agent on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate for each such Component Currency, or as otherwise specified on the face hereof.

     If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of the currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

     All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication and, if so specified above, in the Addendum hereto, which further provisions shall have the same force and effect as if set forth on the face hereof.

     Notwithstanding any provisions to the contrary contained herein, if the face of this Note specifies that an Addendum is attached hereto or that "Other/Additional Provisions" apply, this Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions".

     Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or by facsimile by its authorized officers.


Dated:



                              SIMON DEBARTOLO GROUP, L.P.
                                   as Issuer

                              By:  SD PROPERTY GROUP, INC.
                                   as Managing General Partner


                              By:  ______________________________
                                   Name:
                                   Title:

Attest:

______________________________
Name:
Title:

              TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                              THE CHASE MANHATTAN BANK
                                   as Trustee


                              By:  ______________________________
                                   Authorized Officer

                         [REVERSE OF NOTE]

                    SIMON DEBARTOLO GROUP, L.P.

                         MEDIUM-TERM NOTE
                           (FIXED RATE)


     This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996, as amended, modified or supplemented from time to time, (herein called the "Indenture"), duly executed and delivered by the Issuer and the Guarantor to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Third Supplemental Indenture, dated as of May 15, 1997, among the Issuer, the Guarantor and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer, the Guarantor and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series of Securities designated as "Medium-Term Notes Due Nine Months or More From Date of Issue" (the "Notes"). All terms used but not defined in this Note or in an Addendum hereto shall have the meanings assigned to such terms in the Indenture.

     This Note is issuable only in registered form without coupons in minimum denominations of U.S.$1,000 and integral multiples thereof or the minimum Authorized Denomination specified on the face hereof.

     This Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or repayable prior to the Stated Maturity Date.

     This Note will be subject to redemption at the option of the Issuer on any date on or after the Initial Redemption Date, if any, specified on the face hereof, in whole or from time to time in part in increments of U.S.$1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S.$1,000 or such minimum Authorized Denomination), at the Redemption Price (as defined below), together with unpaid interest accrued thereon to the date fixed for redemption (each, a "Redemption Date"), on written notice given to the Holder of this Note no more than 60 nor less than 30 calendar days prior to the Redemption Date and in accordance with the provisions of the Indenture. If no Initial Redemption Date is set forth on the face hereof, this Note may not be redeemed prior to Maturity. The "Redemption Price", if any, shall initially be the Initial Redemption Percentage specified on the face hereof, if any, multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage, if any, shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, specified on the face hereof until the Redemption Price is 100% of the unpaid principal amount to be redeemed. In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms as this Note shall be issued in the name of the Holder hereof upon the presentation and surrender hereof.

     This Note will be subject to repayment by the Issuer at the option of the Holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof, in whole or in part in increments of U.S. $1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S. $1,000 or such minimum Authorized Denomination), at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued thereon to the date fixed for repayment (each, a "Repayment Date"). If an Optional Repayment Date is not set forth on the face hereof, this Note will not be repayable at the option of the Holder hereof prior to Maturity. For this Note to be repaid, this Note must be received, together with the form hereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its corporate trust office not more than 60 nor less than 30 calendar days prior to the Repayment Date. Exercise of such repayment option by the Holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms as this Note shall be issued in the name of the Holder hereof upon the presentation and surrender hereof.

     If this Note is a Discount Note as specified on the face hereof, the amount payable to the Holder of this Note in the event of redemption, repayment or acceleration of maturity will be equal to the sum of (1) the Issue Price, if any, specified on the face hereof (increased by any accruals of the Discount, as defined below) and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable), if any, and (2) any unpaid interest on this Note accrued from the Original Issue Date to the Redemption Date, Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the principal amount of this Note is referred to herein as the "Discount".

     For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause the yield on the Note to be constant. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period), a constant coupon rate equal to the initial interest rate applicable to this Note and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

     If an Event of Default, shall occur and be continuing, the principal amount of the Notes may be declared accelerated and thereupon become due and payable in the manner, with the effect, and subject to the conditions provided in the Indenture.

     The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

     The Indenture contains provisions permitting the Issuer, the Guarantor and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Defaults, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and other Notes issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, irrespective of whether or not notation of such consent or waiver is made upon this Note or such other Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer or the Guarantor, as the case may be, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this Note at the times, places and rate or formula, and in the coin or currency, herein prescribed.

     Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

     As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Note is registrable in the Security Register of the Issuer upon surrender of this Note for registration of transfer at the office or agency of the Trustee in any place where the principal hereof and any premium or interest hereon are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     As provided in the Indenture and subject to certain limitations therein and herein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations at the office or agency of the Issuer in the Borough of Manhattan, the City of New York, in the manner and subject to the limitations provided in the Indenture but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Holder in whose name this Note is registered as the absolute owner thereof for all purposes, whether or not this Note be overdue and notwithstanding any notation of ownership or other writing hereon, and neither the Issuer, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Note, including the validity hereof, shall be governed by and construed in accordance with the laws of the State of New York and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

     Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and all indentures supplemental thereto relating to this Note.

        FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE

                             GUARANTEE

          The undersigned, as Guarantor (the "Guarantor") under the Indenture, dated as of November 26, 1996, duly executed and delivered by Simon DeBartolo Group, L.P. (the "Issuer") and the Guarantor, to The Chase Manhattan Bank, as Trustee (as the same may be amended or supplemented from time to time, the "Indenture"), and referred to in the Security upon which this notation is endorsed (the "Security") (i) has unconditionally guaranteed as a primary obligor and not a surety (the "Guarantee") (a) the payment of principal of, premium, if any, interest on (including post-petition interest in any proceeding under any federal or state law or regulation relating to any Bankruptcy Law whether or not an allowed claim in such proceeding), and any other amounts payable with respect to the Security, and (b) all other monetary obligations payable by the Issuer under the Indenture and the Security; when and as the same shall become due and payable, whether at Maturity, on redemption, by declaration of acceleration or otherwise (all of the foregoing being hereinafter collectively called the "Guaranteed Obligations"), in accordance with the terms of the Security and the Indenture and (ii) has agreed to pay all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under Article 17 of the Indenture.

          The obligations of the Guarantor to the Holders of the Security pursuant to this Guarantee and the Indenture are expressly set forth in
Article 17 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

          This is a continuing Guarantee and shall remain in full force and effect until the termination thereof under Section 1706 of the Indenture or until the principal of and interest on the Security and all other Guaranteed Obligations shall have been paid in full. If at any time any payment of the principal of, or interest on, the Security or any other payment in respect of any Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, the Guarantor's obligations hereunder and under the Guarantee with respect to such payment shall be reinstated as though such payment had been due but not made at such time, and Article 17 of the Indenture, to the extent theretofore discharged, shall be reinstated in full force and effect.

          Pursuant to Section 1706 of the Indenture, the obligations of the Guarantor under the Indenture shall terminate at such time the Guarantor merges or consolidates with the Issuer or at such other time as the Issuer acquires all of the assets and partnership interests of the Guarantor.

          Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Security, including, without limitation, the principal of, premium, if any, or interest payable under the Security, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Guarantor, whether limited or general, including Simon DeBartolo Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Guarantee and the Indenture or under any other document with respect to the Guaranteed Obligations against such parties with respect to such amounts, obligations or claims shall be against the Guarantor.

          This Guarantee shall not be valid or become obligatory for any purpose with respect to the Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

          THE TERMS OF ARTICLE 17 OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.


                              SIMON PROPERTY GROUP, L.P.
                                   as Guarantor

                              By:  Simon DeBartolo Group, Inc.,
                                   its sole general partner


                              By:  ______________________________
                                   Name:
                                   Title:

                           ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT - ______
                                   Custodian _____
TEN ENT - as tenants by the entireties       (Cust)    (Minor)
JT TEN  - as joint tenants with right of     under Uniform Gifts to Minors
          survivorship and not as tenants    Act___________
          in common                               (State)

     Additional abbreviations may also be used though not in the above list.


                __________________________________

                            ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
          OTHER
IDENTIFYING NUMBER OF ASSIGNEE
|         |
|_______________________________|________________________________
_________________________________________________________________
(Please  print or typewrite name and address including postal zip  code  of assignee)
__________________________________________________________________
this Note and all rights thereunder hereby irrevocably constituting and appointing __________________________________________________
Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:_____________________   ___________________________________


                              ____________________________________
                              Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.
                     OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably request(s) and instruct(s) the Issuer to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to the Repayment Date, to the undersigned, at

  (Please print or typewrite name and address of the undersigned)

     For this Note to be repaid, the Trustee must receive at its corporate trust office in the Borough of Manhattan, The City of New York, not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Note with this "Option to Elect Repayment" form duly completed.

     If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S.$1,000 (or, if the Specified Currency is other than United States dollars, the minimum Authorized Denomination specified on the face hereof)) which the Holder elects to have repaid and specify the denomination or denominations (which shall be an Authorized Denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).


Principal Amount
to be Repaid:  $
                                   Notice:  The signature(s) on this
Date: Option to Elect Repayment must correspond with the name(s) as written upon the face of this
                                   Note in every particular,
                                   without alteration or
                                   enlargement or any change
                                   whatsoever.

                                                        EXHIBIT B

                          [FACE OF NOTE]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. (1)

UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.(2)

____________________
(1)  This paragraph applies to global Notes only.
(2)  This paragraph applies to global Notes only.

REGISTERED                                             REGISTERED
NO. FLR - [__________]                           PRINCIPAL AMOUNT
CUSIP NO. [_________]                             $[            ]

                    SIMON DEBARTOLO GROUP, L.P.

                         MEDIUM-TERM NOTE
                          (Floating Rate)


INTEREST RATE BASIS   ORIGINAL ISSUE DATE:   STATED MATURITY DATE:
OR BASES:

IF LIBOR:                          IF CMT RATE:
  [ ] LIBOR Reuters                Designated CMT Telerate Page:
  [ ] LIBOR Telerate               If Telerate Page 7052:
  [ ] Designated LIBOR Currency:   [ ]  Weekly Average
  [ ] Designated LIBOR Page:       [ ]  Monthly Average
    [ ]  Reuters Page:   ______    Designated CMT Maturity Index:
    [ ]  Telerate Page:  ______

INITIAL INTEREST RATE:   %
INITIAL INTEREST RESET DATE:
INTEREST RESET PERIOD:
INTEREST RESET DATE(S):
INTEREST PAYMENT DATE(S):
INDEX MATURITY:
SPREAD (PLUS OR MINUS):
SPREAD MULTIPLIER:
MINIMUM INTEREST RATE: %
MAXIMUM INTEREST RATE:  %


INITIAL REDEMPTION DATE:
INITIAL REDEMPTION PERCENTAGE:    %
ANNUAL REDEMPTION PERCENTAGE REDUCTION:   %

OPTIONAL REPAYMENT DATE(S):
REPAYMENT PRICE:     %


INTEREST CALCULATION:              DAY COUNT CONVENTION:
[ ] Regular Floating Rate Note     [ ] 30/360 for the period
[ ] Floating Rate/Fixed Rate Note
    from         to         .
    Fixed Rate Commencement Date:  [ ] Actual/360 for the period
    Fixed Interest Rate:    %          from        to           .
[ ] Inverse Floating Rate Note     [ ] Actual/Actual for the
                                       period
    Fixed Interest Rate:    %          from        to           .
[ ] Discount Note Issue Price:    %    Applicable Interest Rate
                                       Basis:


SPECIFIED CURRENCY:                AUTHORIZED DENOMINATION:
[ ] United States dollars          [ ] $1,000 and integral
                                       multiples thereof
[ ] Other:                         [ ] Other:

EXCHANGE RATE AGENT:               ISSUE PRICE:
CALCULATION AGENT:                 AGENT'S DISCOUNT OR COMMISSION:

ADDENDUM ATTACHED                  OTHER/ADDITIONAL PROVISIONS:
[ ] Yes
[ ] No

     SIMON DEBARTOLO GROUP, L.P., a Delaware limited partnership (the "Issuer", which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $_______________ , on the Stated Maturity Date specified above (or any Redemption Date or Repayment Date, each as defined on the reverse hereof or upon any declaration of acceleration) (each such Stated Maturity Date, Redemption Date, Repayment Date or declaration of acceleration being hereinafter referred to as the "Maturity Date" with respect to the principal repayable on such date) and to pay interest thereon, at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate determined in accordance with the provisions specified above and on the reverse hereof with respect to one or more Interest Rate Bases specified above until the principal hereof is paid or duly made available for payment. The Issuer will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date; PROVIDED, HOWEVER, that if the Original Issue Date occurs between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date to the Holder of this Note on the Record Date with respect to such second Interest Payment Date.

     Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an "Interest Period"). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the fifteenth calendar day (whether or not a Business Day, as defined on the reverse hereof) immediately preceding such Interest Payment Date (the "Record Date");
PROVIDED, HOWEVER, that interest payable on the Maturity Date will be payable to the Person to whom the principal hereof and premium, if any, hereon shall be payable. Any such interest not so punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the Holder on any Record Date, and shall be paid to the Person in whose name this Note is registered in the Security Register applicable to this Note at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee hereinafter referred to, notice whereof shall be given to the Holder of this Note by the Trustee not less than 10 calendar days prior to such Special Record Date or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided for in the Indenture.

     Payments of principal of, premium, if any, and interest in respect of this Note due on the Maturity Date will be made in immediately available funds upon presentation and surrender of this Note (and, with respect to any applicable Repayment Date, a duly completed election form as contemplated on the reverse hereof) at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, or at such other paying agency in the Borough of Manhattan, The City of New York, which is maintained by the Trustee where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or Simon Property Group, L.P. (the "Guarantor") in respect of the Notes or the Indenture may be made, as the Issuer may determine; PROVIDED, HOWEVER, that if such payment is to be made in a Specified Currency other than United States dollars as set forth below, such payment will be made by wire transfer of immediately available funds to an account with a bank designated by the Holder hereof at least 15 calendar days prior to the Maturity Date, provided that such bank has appropriate facilities therefor and that this Note (and, if applicable, a duly completed repayment election form) is presented and surrendered at the aforementioned office of the Trustee in time for the Trustee to make such payment in such funds in accordance with its normal procedures. Payment of interest due on any Interest Payment Date other than the Maturity Date will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register maintained at the aforementioned office of the Trustee; PROVIDED, HOWEVER, that a Holder of U.S.$10,000,000 (or, if the Specified Currency specified above is other than United States dollars, the equivalent thereof in the Specified Currency) or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) will be entitled to receive interest payments on such Interest Payment Date by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.

     If any Interest Payment Date other than the Maturity Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Interest Rate Basis and such Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day, and if the Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and interest shall be made on the next succeeding Business Day, each with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the date of such payment on the next succeeding Business Day.

     The Issuer is obligated to make payment of principal of, premium, if any, and interest in respect of this Note in the Specified Currency (or, if the Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued the Specified Currency as at the time of such payment is legal tender for the payment of such debts). If the Specified Currency is other than United States dollars, any such amounts so payable by the Issuer will be converted by the Exchange Rate Agent specified above into United States dollars for payment to the Holder of this Note; PROVIDED, HOWEVER, that the Holder of this Note may elect to receive such amounts in such Specified Currency pursuant to the provisions set forth below.

     If the Specified Currency is other than United States dollars and the Holder of this Note shall not have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency, any United States dollar amount to be received by the Holder of this Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Issuer for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments. If three such bid quotations are not available, payments on this Note will be made in the Specified Currency unless the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Issuer.

     If the Specified Currency is other than United States dollars, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this
Note in the Specified Currency by submitting a written request for such payment to the Trustee at its corporate trust office in The City of New York on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. Such written request may be mailed or hand delivered or sent by facsimile transmission. The Holder of this Note may elect to receive all or a specified portion of all future payments in the Specified Currency in respect of such principal, premium, if any, and/or interest and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be.

     If the Specified Currency is other than United States dollars or a composite currency and the Holder of this Note shall have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency and if the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Issuer, the Issuer will be entitled to satisfy its obligations to the Holder of this Note by making such payment in United States dollars on the basis of the Market Exchange Rate (as defined below) computed by the Exchange Rate Agent on the second Business Day prior to such payment date, or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate or as otherwise specified on the face hereof. The "Market Exchange Rate" for the Specified Currency means the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency as certified for customs purposes by (or if not so certified, as otherwise determined by) the Federal Reserve Bank of New York. Any payment made under such circumstances in United States dollars will not constitute an Event of Default.

     If the Specified Currency is a composite currency and the Holder of this Note shall have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency and if such composite currency is unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Issuer, then the Issuer will be entitled to satisfy its obligations to the Holder of this Note by making such payment in United States dollars. The amount of each payment in United States dollars shall be computed by the Exchange Rate Agent on the basis of the equivalent of the composite currency in United States dollars. The component currencies of the composite currency for this purpose (collectively, the "Component Currencies" and each, a "Component Currency") shall be the currency amounts that were components of the composite currency as of the last day on which the composite currency was used. The equivalent of the composite currency in United States dollars shall be calculated by aggregating the United States dollar equivalents of the Component Currencies. The United States dollar equivalent of each of the Component Currencies shall be determined by the Exchange Rate Agent on the basis of the most recently available Market Exchange Rate for each such Component Currency computed by the Exchange Rate Agent on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate for each such Component Currency, or as otherwise specified on the face hereof.

     If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of the currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

     All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication and, if so specified above, in the Addendum hereto, which further provisions shall have the same force and effect as if set forth on the face hereof.

     Notwithstanding any provisions to the contrary contained herein, if the face of this Note specifies that an Addendum is attached hereto or that "Other/Additional Provisions" apply, this Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions".

     Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or by facsimile by its authorized officers.


Dated:



                         SIMON DEBARTOLO GROUP, L.P.
                              as Issuer

                         By:  SD PROPERTY GROUP, INC.
                              as Managing General Partner


                         By:  ______________________________
                              Name:
                              Title:

Attest:

______________________________
Name:
Title:

              TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                              THE CHASE MANHATTAN BANK
                                   as Trustee


                              By:  ______________________________
                                   Authorized Officer

                         [REVERSE OF NOTE]

                    SIMON DEBARTOLO GROUP, L.P.
                         MEDIUM-TERM NOTE
                          (Floating Rate)


     This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996, as amended, modified or supplemented from time to time, (herein called the "Indenture"), duly executed and delivered by the Issuer and the Guarantor to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Third Supplemental Indenture, dated as of May 15, 1997, among the Issuer, the Guarantor and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer, the Guarantor and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series of Securities designated as "Medium-Term Notes Due Nine Months or More From Date of Issue" (the "Notes"). All terms used but not defined in this Note or in an Addendum hereto shall have the meanings assigned to such terms in the Indenture.

     This Note is issuable only in registered form without coupons in minimum denominations of U.S.$1,000 and integral multiples thereof or the minimum Authorized Denomination specified on the face hereof.

     This Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or repayable prior to the Stated Maturity Date.

     This Note will be subject to redemption at the option of the Issuer on any date on or after the Initial Redemption Date, if any, specified on the face hereof, in whole or from time to time in part in increments of U.S.$1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S.$1,000 or such minimum Authorized Denomination), at the Redemption Price (as defined below), together with unpaid interest accrued thereon to the date fixed for redemption (each, a "Redemption Date"), on written notice given to the Holder of this Note no more than 60 nor less than 30 calendar days prior to the Redemption Date and in accordance with the provisions of the Indenture. If no Initial Redemption Date is set forth on the face hereof, this Note may not be redeemed prior to Maturity. The "Redemption Price", if any, shall initially be the Initial Redemption Percentage specified on the face hereof, if any, multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage, if any, shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, specified on the face hereof until the Redemption Price is 100% of the unpaid principal amount to be redeemed. In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms as this Note shall be issued in the name of the Holder hereof upon the presentation and surrender hereof.

     This Note will be subject to repayment by the Issuer at the option of the Holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof, in whole or in part in increments of U.S. $1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S. $1,000 or such minimum Authorized Denomination), at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued thereon to the date fixed for repayment (each, a "Repayment Date"). If an Optional Repayment Date is not set forth on the face hereof, this Note will not be repayable at the option of the Holder hereof prior to Maturity. For this Note to be repaid, this Note must be received, together with the form hereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its corporate trust office not more than 60 nor less than 30 calendar days prior to the Repayment Date. Exercise of such repayment option by the Holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms as this Note shall be issued in the name of the Holder hereof upon the presentation and surrender hereof.

     If the Interest Calculation of this Note is specified on the face hereof as a Discount Note, the amount payable to the Holder of this Note in the event of redemption, repayment or acceleration of maturity of this Note will be equal to the sum of (1) the Issue Price, if any, specified on the face hereof (increased by any accruals of the Discount, as defined below) and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable), if any, and (2) any unpaid interest on this Note accrued from the Original Issue Date to the Redemption Date, Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the principal amount of this Note is referred to herein as the "Discount."

     For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause an assumed yield on the Note to be constant. The assumed constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period), a constant coupon rate equal to the initial interest rate applicable to this Note and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

     The interest rate borne by this Note will be determined as follows:

          (i) Unless the Interest Calculation of this Note is specified on the face hereof as a "Floating Rate/Fixed Rate Note" or an "Inverse Floating Rate Note", or as having an Addendum attached or having "Other/Additional Provisions" apply, in each case relating to a different interest rate formula, this Note shall be designated as a "Regular Floating Rate Note" and, except as set forth below or on the face hereof, shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date specified on the face hereof; PROVIDED, HOWEVER, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

          (ii) If the Interest Calculation of this Note is specified on the face hereof as a "Floating Rate/Fixed Rate Note", then, except as set forth below or on the face hereof, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date; PROVIDED, HOWEVER, that
     (y) the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate and (z) the interest rate in effect for the period commencing on the Fixed Rate Commencement Date specified on the face hereof to the Maturity Date shall be the Fixed Interest Rate specified on the face hereof or, if no such Fixed Interest Rate is specified, the interest rate in effect hereon on the day immediately preceding the Fixed Rate Commencement Date.

          (iii) If the Interest Calculation of this Note is specified on the face hereof as an "Inverse Floating Rate Note", then, except as set forth below or on the face hereof, this Note shall bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any; PROVIDED, HOWEVER, that, unless otherwise specified on the face hereof, the interest rate hereon shall not be less than zero.
     Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date; PROVIDED, HOWEVER, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

     Unless otherwise specified on the face hereof, the rate with respect to each Interest Rate Basis will be determined in accordance with the applicable provisions below. Except as set forth above or on the face hereof, the interest rate in effect on each day shall be (i) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date.

     If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Interest Rate Basis and such Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. In addition, if the Treasury Rate is an applicable Interest Rate Basis and the Interest Determination Date would otherwise fall on an Interest Reset Date, then such Interest Reset Date will be postponed to the next succeeding Business Day.

     As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York; PROVIDED, HOWEVER, that if the Specified Currency is other than United States dollars and any payment is to be made in the Specified Currency in accordance with the provisions hereof, such day is also not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency (or, in the case of European Currency Units ("ECU"), is not a day that appears as an ECU non-settlement day on the display designated as "ISDE" on the Reuter Monitor Money Rates Service (or a day so designated by the ECU Banking Association) or, if ECU non-settlement days do not appear on that page (and are not so designated), is not a day on which payments in ECU cannot be settled in the international interbank market); PROVIDED, FURTHER, that if LIBOR is an applicable Interest Rate Basis on this Note, such day is also a London Business Day (as defined below). "London Business Day" means any day on which dealings in the Designated LIBOR Currency (as defined below) are transacted in the London interbank market. "Principal Financial Center" means (i) the capital city of the country issuing the Specified Currency (except as described above with respect to ECUs) or (ii) the capital city of the country to which the Designated LIBOR Currency, if applicable, relates (or, in the case of ECU, Luxembourg), except, in each case, that with respect to United States dollars, Canadian dollars, Australian dollars, Deutsche marks, Dutch guilders, Italian lire, Swiss francs and ECU's, the "Principal Financial Center" shall be The City of New York, Sydney, Toronto, Frankfurt, Amsterdam, Milan (solely in the case of clause (i) above), Zurich and Luxembourg, respectively.

     The interest rate applicable to each Interest Reset Period (as specified on the face hereof) commencing on the related Interest Reset Date will be the rate determined by the Calculation Agent as of the applicable Interest Determination Date and calculated on or prior to the Calculation Date (as hereinafter defined), except with respect to LIBOR and the Eleventh District Cost of Funds Rate, which will be calculated on such Interest Determination Date. The "Interest Determination Date" with respect to the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate and the Prime Rate will be the second Business Day immediately preceding the applicable Interest Reset Date; the "Interest Determination Date" with respect to the Eleventh District Cost of Funds Rate shall be the last working day of the month immediately preceding the applicable Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below); and the "Interest Determination Date" with respect to LIBOR shall be the second London Business Day immediately preceding the applicable Interest Reset Date, unless the Designated LIBOR Currency is British pounds sterling, in which case the "Interest Determination Date" will be the applicable Interest Reset Date. The "Interest Determination Date" with respect to the Treasury Rate shall be the day in the week in which the applicable Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (Treasury Bills are normally sold at an auction held on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); PROVIDED, HOWEVER, that if an auction is held on the Friday of the week preceding the applicable Interest Reset Date, the Interest Determination Date shall be such preceding Friday; PROVIDED, FURTHER, that if the Interest Determination Date would otherwise fall on an Interest Reset Date, then such Interest Reset Date shall be postponed to the next succeeding Business Day. If the interest rate of this Note is determined with reference to two or more Interest Rate Bases specified on the face hereof, the "Interest Determination Date" pertaining to this Note shall be the most recent Business Day which is at least two Business Days prior to the applicable Interest Reset Date on which each Interest Rate Basis is determinable. Each Interest Rate Basis shall be determined as of such date, and the applicable interest rate shall take effect on the related Interest Reset Date.

     CD RATE. If an Interest Rate Basis for this Note is specified on the face hereof as the CD Rate, the CD Rate shall be determined as of the applicable Interest Determination Date (a "CD Rate Interest Determination Date") as the rate on such date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication ("H.15(519)") under the heading "CDs (Secondary Market)", or, if not published by 3:00 P.M., New York City time, on the related Calculation Date (as defined below), the rate on such CD Rate Interest Determination Date for negotiable United States dollar certificates of deposit of the Index Maturity as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for United States Government Securities" or any successor publication ("Composite Quotations") under the heading "Certificates of Deposit". If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate on such CD Rate Interest Determination Date will be calculated by the Calculation Agent specified on the face hereof and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York selected by the Calculation Agent after consultation with the Issuer for negotiable United States dollar certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity in an amount that is representative for a single transaction in that market at that time; PROVIDED, HOWEVER, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate determined as of such CD Rate Interest Determination Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

     CMT RATE. If an Interest Rate Basis for this Note is specified on the face hereof as the CMT Rate, the CMT Rate shall be determined as of the applicable Interest Determination Date (a "CMT Rate Interest Determination Date") as the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.", under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Rate Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the weekly or the monthly average, as applicable for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the related CMT Rate Interest Determination Date occurs. If such rate is no longer displayed on the relevant page or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent after consultation with the Issuer and eliminating the highest quotation (or, in the event of quotation equality, one of the highest) and the lowest quotation (or, in the event of quotation equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent is unable to obtain three such Treasury Note quotations, the CMT Rate on such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent after consultation with the Issuer and eliminating the highest quotation (or, in the event of quotation equality, one of the highest) and the lowest quotation (or, in the event of quotation equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least U.S. $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; PROVIDED, HOWEVER, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as mentioned herein, the CMT Rate determined as of such CMT Rate Interest Determination Date will be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent will obtain from five Reference Dealers quotations for the Treasury Note with the shorter remaining term to maturity.

     "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.

     "Designated CMT Maturity Index" means the original period to maturity of the United States Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be 2 years.

     COMMERCIAL PAPER RATE. If an Interest Rate Basis for this Note is specified on the face hereof as the Commercial Paper Rate, the Commercial Paper Rate shall be determined as of the applicable Interest Determination Date (a "Commercial Paper Rate Interest Determination Date") as the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity as published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published by 3:00 P.M., New York City time, on the applicable Calculation Date, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date will be the Money Market Yield of the rate for commercial paper having the Index Maturity as published in Composite Quotations under the heading "Commercial Paper" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date will be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent after consultation with the Issuer for commercial paper having the Index Maturity placed for an industrial issuer whose bond rating is "AA", or the equivalent from a nationally recognized statistical rating organization; PROVIDED, HOWEVER, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined as of such Commercial Paper Rate Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

     "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                              ------D x 360------
     Money Market Yield =                         x 100
                                   360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the Interest Period for which interest is being calculated.

     ELEVENTH DISTRICT COST OF FUNDS RATE. If an Interest Rate Basis for this Note is specified on the face hereof as the Eleventh District Cost of Funds Rate, the Eleventh District Cost of Funds Rate shall be determined as of the applicable Interest Determination Date (an "Eleventh District Cost of Funds Rate Interest Determination Date") as the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls, as set forth under the caption "11th District" on Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date. If such rate does not appear on Telerate Page 7058 on such Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate on such Eleventh District Cost of Funds Rate Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date. If the FHLB of San Francisco fails to announce the Index on or prior to such Eleventh District Cost of Funds Rate Interest Determination Date for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Rate Interest Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

     FEDERAL FUNDS RATE. If an Interest Rate Basis for this Note is specified on the face hereof as the Federal Funds Rate, the Federal Funds Rate shall be determined as of the applicable Interest Determination Date (a "Federal Funds Rate Interest Determination Date") as the rate on such date for United States dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not published by 3:00 P.M., New York City time, on the Calculation Date, the rate on such Federal Funds Rate Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If such rate is not published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of federal funds transactions in The City of New York selected by the Calculation Agent after consultation with the Issuer, prior to 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date; PROVIDED, HOWEVER, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

     LIBOR. If an Interest Rate Basis for this Note is specified on the face hereof as LIBOR, LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a "LIBOR Interest Determination Date") in accordance with the following provisions:

       (i) if (a) "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate will be used) for deposits in the Designated LIBOR Currency having the Index Maturity, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page (as defined below) as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, or (b) "LIBOR Telerate" is specified on the face hereof, or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the Designated LIBOR Currency having the Index Maturity, commencing on the applicable Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR on such LIBOR Interest Determination Date shall be determined in accordance with the provisions described in clause (ii) below.

     (ii) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the Designated LIBOR Page as specified in clause (i) above, the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent after consultation with the Issuer to provide the Calculation Agent with its offered quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity, commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time. If at least two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent after consultation with the Issuer for loans in the Designated LIBOR Currency to leading European banks, having the Index Maturity and in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time; PROVIDED, HOWEVER, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date shall be LIBOR in effect on such LIBOR Interest Determination Date.

     "Designated LIBOR Currency" means the currency or composite currency specified on the face hereof as to which LIBOR shall be calculated. If no such currency or composite currency is specified on the face hereof, the Designated LIBOR Currency shall be United States dollars.

     "Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuters Monitor Money Rates Service (or any successor service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency, or (b) if "LIBOR Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on the Dow Jones Telerate Service (or any successor service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency.

     PRIME RATE. If an Interest Rate Basis for this Note is specified on the face hereto as the Prime Rate, the Prime Rate shall be determined as of the applicable Interest Determination Date (a "Prime Rate Interest Determination Date") as the rate on such date as such rate is published in H.15(519) under the heading "Bank Prime Loan". If such rate is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Page Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 for such Prime Rate Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by four major money center banks in The City of New York selected by the Calculation Agent after consultation with the Issuer. If fewer than four such quotations are so provided, the Prime Rate shall be the arithmetic mean of four prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date as furnished in The City of New York by the major money center banks, if any, that have provided such quotations and by as many substitute banks or trust companies necessary in order to obtain such four prime rate quotations, provided such substitute banks or trust companies are organized and doing business under the laws of the United States, or any State thereof, each having total equity capital of at least U.S. $500 million and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent after consultation with the Issuer to provide such rate or rates; PROVIDED, HOWEVER, that if the banks or trust companies so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

     "Reuters Screen USPRIME1 Page" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

     TREASURY RATE. If an Interest Rate Basis for this Note is specified on the face hereof as the Treasury Rate, the Treasury Rate shall be determined as of the applicable Interest Determination Date (a "Treasury Rate Interest Determination Date") as the rate from the auction held on such Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity, as such rate is published in H.15(519) under the heading "Treasury bills-auction average (investment)" or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the auction average rate of such Treasury Bills (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the Auction of Treasury Bills having the Index Maturity are not reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, or if no such Auction is held, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent after consultation with the Issuer, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity; PROVIDED, HOWEVER, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of such Treasury Rate Interest Determination Date will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

     Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, in each case as specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

     The Calculation Agent shall calculate the interest rate hereon on or before each Calculation Date. The "Calculation Date", if applicable, pertaining to any Interest Determination Date shall be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be. At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date.

     Accrued interest hereon shall be an amount calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the applicable Interest Period. Unless otherwise specified as the Day Count Convention on the face hereof, the interest factor for each such date shall be computed by dividing the interest rate applicable to such day by 360 if the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR or the Prime Rate is an applicable Interest Rate Basis or by the actual number of days in the year if the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. Unless otherwise specified as the Day Count Convention on the face hereof, the interest factor for this Note, if the interest rate is calculated with reference to two or more Interest Rate Bases, shall be calculated in each period in the same manner as if only the Applicable Interest Rate Basis specified on the face hereof applied.

     All percentages resulting from any calculation on this Note shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards, and all amounts used in or resulting from such calculation on this Note shall be rounded, in the case of United States dollars, to the nearest cent or, in the case of a Specified Currency other than United States dollars, to the nearest unit (with one-half cent or unit being rounded upwards).

     If an Event of Default, shall occur and be continuing, the principal amount of the Notes may be declared accelerated and thereupon become due and payable in the manner, with the effect, and subject to the conditions provided in the Indenture.

     The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

     The Indenture contains provisions permitting the Issuer, the Guarantor and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Defaults, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and other Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, irrespective of whether or not notation of such consent or waiver is made upon this Note or such other Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this Note at the times, places and rate or formula, and in the coin or currency, herein prescribed.

     Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

     As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Note is registrable in the Security Register of the Issuer upon surrender of this Note for registration of transfer at the office or agency of the Issuer in any place where the principal hereof and any premium or interest hereon are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     As provided in the Indenture and subject to certain limitations therein and herein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations at the office or agency of the Trustee in the Borough of Manhattan, the City of New York, in the manner and subject to the limitations provided in the Indenture but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Holder in whose name this Note is registered as the absolute owner thereof for all purposes, whether or not this Note be overdue and notwithstanding any notation of ownership or other writing hereon, and neither the Issuer, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Note, including the validity hereof, shall be governed by and construed in accordance with the laws of the State of New York and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

     Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and all indentures supplemental thereto relating to this Note.

        FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE

                             GUARANTEE

          The undersigned, as Guarantor (the "Guarantor") under the Indenture, dated as of November 26, 1996, duly executed and delivered by Simon DeBartolo Group, L.P. (the "Issuer") and the Guarantor, to The Chase Manhattan Bank, as Trustee (as the same may be amended or supplemented from time to time, the "Indenture"), and referred to in the Security upon which this notation is endorsed (the "Security") (i) has unconditionally guaranteed as a primary obligor and not a surety (the "Guarantee") (a) the payment of principal of, premium, if any, interest on (including post-petition interest in any proceeding under any federal or state law or regulation relating to any Bankruptcy Law whether or not an allowed claim in such proceeding), and any other amounts payable with respect to the Security, and (b) all other monetary obligations payable by the Issuer under the Indenture and the Security; when and as the same shall become due and payable, whether at Maturity, on redemption, by declaration of acceleration or otherwise (all of the foregoing being hereinafter collectively called the "Guaranteed Obligations"), in accordance with the terms of the Security and the Indenture and (ii) has agreed to pay all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under Article 17 of the Indenture.

          The obligations of the Guarantor to the Holders of the Security pursuant to this Guarantee and the Indenture are expressly set forth in
Article 17 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

          This is a continuing Guarantee and shall remain in full force and effect until the termination thereof under Section 1706 of the Indenture or until the principal of and interest on the Security and all other Guaranteed Obligations shall have been paid in full. If at any time any payment of the principal of, or interest on, the Security or any other payment in respect of any Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, the Guarantor's obligations hereunder and under the Guarantee with respect to such payment shall be reinstated as though such payment had been due but not made at such time, and Article 17 of the Indenture, to the extent theretofore discharged, shall be reinstated in full force and effect.

          Pursuant to Section 1706 of the Indenture, the obligations of the Guarantor under the Indenture shall terminate at such time the Guarantor merges or consolidates with the Issuer or at such other time as the Issuer acquires all of the assets and partnership interests of the Guarantor.

          Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Security, including, without limitation, the principal of, premium, if any, or interest payable under the Security, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Guarantor, whether limited or general, including Simon DeBartolo Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Guarantee and the Indenture or under any other document with respect to the Guaranteed Obligations against such parties with respect to such amounts, obligations or claims shall be against the Guarantor.

          This Guarantee shall not be valid or become obligatory for any purpose with respect to the Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

          THE TERMS OF ARTICLE 17 OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.


                              SIMON PROPERTY GROUP, L.P.
                                   as Guarantor

                              By:  Simon DeBartolo Group, Inc.,
                                   its sole general partner


                              By:  ______________________________
                                   Name:
                                   Title:

                           ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in commonUNIF GIFT MIN ACT - ______
                                   Custodian _____
TEN ENT - as tenants by the entireties       (Cust)    (Minor)
JT TEN - as joint tenants withunder Uniform Gifts to Minors
          right of survivorship
          and not as tenants       Act_____________________
          in common                          (State)

     Additional abbreviations may also be used though not in the above list.

                 __________________________________

                            ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
          OTHER
IDENTIFYING NUMBER OF ASSIGNEE
|                  |
|__________________________|_____________________________________
________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

______________________________________________________  this Note and all rights thereunder hereby irrevocably constituting and appointing
________________________________________________________________
Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:_____________________   __________________________________

                              ___________________________________
                              Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

                     OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably request(s) and instruct(s) the Issuer to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to the Repayment Date, to the undersigned, at

  (Please print or typewrite name and address of the undersigned)

     For this Note to be repaid, the Trustee must receive at its corporate trust office in the Borough of Manhattan, The City of New York, not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Note with this "Option to Elect Repayment" form duly completed.

     If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S.$1,000 (or, if the Specified Currency is other than United States dollars, the minimum Authorized Denomination specified on the face hereof)) which the Holder elects to have repaid and specify the denomination or denominations (which shall be an Authorized Denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).


Principal Amount
to be Repaid:  $
                                   Notice:  The signature(s) on
Date: this Option to Elect Repayment must correspond with the name(s) as written upon the face of this
                                   Note in every
                                   particular, without alteration
                                   or enlargement or any change
                                   whatsoever.